Exhibit 10.2

       AMENDMENT, INSTRUCTION AND ACKNOWLEDGEMENT REGARDING
       ----------------------------------------------------
           STOCK SUBSCRIPTION AND PURCHASE AGREEMENT
           -----------------------------------------

     This Amendment, Instruction and Acknowledgement, dated effective January 17, 2001, regards the Stock Subscription and Purchase Agreement ("Agreement") made January, 17, 2001, by and between Centrack International, Inc., a Delaware corporation ("Centrack"), with offices at Merritt Enterprises, Inc., 6299 Pine Drive, Lantana, FL 33462, and George Nathanail and/or his assigns (provided, however that such assigns are, at all times, "accredited investors," as that term is defined in Rule 506 under Regulation D promulgated under the Securities Act of 1933 (the "Act")).

     Centrack acknowledges receipt of Mr. Nathanail's instruction that his assign/designee under the Agreement shall be GOLDEN STONE GROUP LIMITED, a British Virgin Islands company with its registered office at Drake Chambers, PO Box 3321, Road Town, Tortola, British Virgin Islands ("GOLDEN STONE"), and agrees that the 51,780,178 shares of restricted Centrack Common Stock purchased under the Agreement will be issued in the name of GOLDEN STONE, subject to the same conditions as are set forth in the Agreement.

     It is further agreed that if any issuance of shares of Centrack Common Stock to parties who are, on the date of the Agreement, creditors of Centrack, in settlement of Centrack's obligations to such creditors, should cause the shares of Centrack Common Stock so issued to GOLDEN STONE to equal less than 51% of the total outstanding shares of Centrack Common Stock at the time of such stock issuance to said creditors, Centrack will issue to GOLDEN STONE additional shares of Centrack Common Stock such that GOLDEN STONE's ownership of shares of Centrack Common Stock will then be equal to 51% of the total outstanding shares of Centrack Common Stock, provided, however, that the number of any shares of Centrack Common Stock transferred by GOLDEN STONE shall be deemed to be still owned by GOLDEN STONE for purposes of the foregoing calculation of 51% ownership.

FOR CENTRACK INTERNATIONAL, INC.

/s/________Steven J. Merritt_____
Signature
Steven J. Merritt
---------------------------------
Printed Name
President
---------------------------------
Title

BY GEORGE NATHANAIL                         FOR GOLDEN STONE GROUP LIMITED

____/s/ George Nathanail________            ____/s/ George Nathanail_________
Signature                                   Signature

George Nathanail                            George Nathanail
--------------------------------            ---------------------------------
Printed Name                                Printed Name

                                            Attorney-in-Fact for GOLDEN STONE
                                            GROUP LIMITED

___________________________                 _________________________________
Title                                       Title



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